Exhibit 10.12



              Top-Funding Facility Agreement
              for the Issue and Repayment of
              Notes - SMHL Gloval Fund No. 9

              Perpetual Limited
              ABN 86 000 431 827

              and

              ME Portfolio Management Limited
              ABN 79 005 964 134








              Freehills


              MLC Centre Martin Place Sydney New Soth Wales 2000 Australia Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
              www.freehills.com DX 361 Sydney

              SYDNEY MELBOURNE PERTH BRISBANE SINGAPORE
              Correspondent Offices HANOI HO CHI MINH CITY JAKARTA KUALA LUMPUR

              Reference LGR:OMT:36G

                     Top-up Funding Facility Agreement - SMHL Global Fund No. 9
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
Table of contents

Clause                                                                                    Page


1       Definitions and interpretation                                                       2

        1.1    Definitions                                                                   2
        1.2    Interpretation                                                                5
        1.3    Business Day                                                                  7
        1.4    Transaction Document                                                          7

2       The Notes                                                                            7

        2.1    Application for and Issue of Notes                                            7
        2.2    Acknowledgment of Indebtedness                                                7
        2.3    Obligations under Notes                                                       8
        2.4    Ownership of Notes                                                            8
        2.5    Register                                                                      8

3       Top-up Loan                                                                          8

        3.1    Purpose                                                                       8
        3.2    Suspension of the Facility                                                    8

4       Funding procedures                                                                   9

        4.1    Delivery of Funding Notice                                                    9
        4.2    Requirements for a Funding Notice                                             9
        4.3    Copy of the Funding Notice                                                    9
        4.4    Irrevocability of Funding Notice                                              9
        4.5    Notification of Funding Rate                                                  9

5       Loan Facility                                                                        9

        5.1    Provision of Funding Portions                                                 9
        5.2    Repayment                                                                    10
        5.3    Repayment of Outstanding Moneys                                              10
        5.4    Interest                                                                     10
        5.5    Order of Repayment                                                           11

6       Payments                                                                            11

        6.1    Manner of payments                                                           11
        6.2    Payments on a Business Day                                                   12
        6.3    Appropriation of payments                                                    12
        6.4    Payments in gross                                                            12
        6.5    Taxation deduction procedures                                                12
        6.6    Amounts payable on demand                                                    12

7       Representations and warranties                                                      13

        7.1    By the Issuer                                                                13
        7.2    By the SF Manager                                                            14
        7.3    Survival and repetition of representations and warranties                    14
        7.4    Reliance by the Note Holder and OF Manager                                   15

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                                                                                        page 1

                                    Top-up Funding Facility Agreement - SMHL Global Fund No. 9
8       Undertakings                                                                        15

        8.1    Term of undertakings                                                         15
        8.2    Compliance with Covenants                                                    15
        8.3    Notify Events of Default                                                     15
        8.4    Know your customer                                                           15
        8.5    Compliance with Regulation AB                                                15
        8.6    Direction of claims by the SF Manager                                        21
        8.7    Direction of defence of claims                                               21

9       Events of Default                                                                   22

        9.1    Effect of Event of Default                                                   22
        9.2    Issuer to continue to perform                                                22
        9.3    Enforcement                                                                  22

10      Increased costs, illegality and yield protection                                    23

        10.1   Increased costs                                                              23
        10.2   Illegality                                                                   24

11      Trustee Limitation of Liability Protection                                          24

        11.1   Limitation of Liability - Issuer                                             24
        11.2   Limitation of Liability - Note Holder                                        25
        11.3   Wilful Default of the Issuer and the Note Holder                             26

12      Indemnities                                                                         27

        12.1   General indemnity                                                            27
        12.2   Continuing indemnities and evidence of loss                                  28
        12.3   Funds available for indemnity                                                28
        12.4   Negligence, wilful default or breach of law                                  28
        12.5   Notification from Note Holder or OF Manager                                  28

13      Tax, costs and expenses                                                             29

        13.1   Tax                                                                          29
        13.2   Costs and expenses                                                           29
        13.3   Goods and services tax                                                       30

14      Interest on overdue amounts                                                         30

        14.1   Payment of interest                                                          30
        14.2   Accrual of interest                                                          30
        14.3   Rate of interest                                                             31

15      Assignment                                                                          31

        15.1   Assignment by Transaction Party                                              31
        15.2   Assignment by Note Holder and OF Manager                                     31
        15.3   Assist transfer or assignment                                                31
        15.4   Participation permitted                                                      31
        15.5   Lending Office                                                               31
        15.6   Disclosure                                                                   31
        15.7   No increase in costs                                                         32

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                                                                                        page 2

                                    Top-up Funding Facility Agreement - SMHL Global Fund No. 9
16      General                                                                             32

        16.1   Confidential information                                                     32
        16.2   Performance by Note Holder of obligations                                    32
        16.3   Transaction Party to bear cost                                               32
        16.4   Notices                                                                      32
        16.5   Governing law and jurisdiction                                               34
        16.6   Prohibition and enforceability                                               34
        16.7   Waivers                                                                      34
        16.8   Variation                                                                    35
        16.9   Cumulative rights                                                            35
        16.10  Attorneys                                                                    35
        16.11  Binding Obligations                                                          35
        16.12  Winding up of Securitisation Fund                                            35
        16.13  Termination clause                                                           35
        16.14  Counterparts                                                                 35

Schedule 3 - Report on assessment of compliance with Regulation AB servicing criteria       41

Schedule 4 - Servicing Criteria to be addressed in assessment of compliance                 42



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                                                                                        page 3

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------
This Top-up Funding Facility Agreement

               is made on 21 September 2006 between the following parties:

               1.     Perpetual Limited ABN 86 000 431 827
                      in its capacity as trustee of the Securitisation Fund (as hereinafter defined) of Level 12, 123 Pitt Street, Sydney, New South Wales (Issuer)

               2.     Perpetual Limited ABN 86 000 431 827
                      in its capacity as trustee of the Origination Fund (as hereinafter defined) of Level 12, 123 Pitt Street, Sydney, New South Wales (Note Holder)

               3. ME Portfolio Management Limited ABN 79 005 964 134 in its capacity as manager of the Securitisation Fund of Level 23, 360 Collins Street, Melbourne, Victoria (SF Manager)

               4. ME Portfolio Management Limited ABN 79 005 964 134 in its capacity as manager of the Origination Fund of Level 23, 360 Collins Street, Melbourne, Victoria (OF Manager)

Recitals

               A. The Issuer is the trustee, and the SF Manager is the manager, of the Securitisation Fund.

               B. The Note Holder is the trustee, and the OF Manager is the manager, of the Origination Fund.

               C. The SF Manager has requested the OF Manager to direct the Note Holder to make available a loan facility to the Issuer under which the Issuer will issue Notes to the Note Holder and the Note Holder will purchase Notes from the Issuer.

               D. The Note Holder and the OF Manager have agreed to make available a facility on the terms and conditions of this agreement and have agreed with the SF Manager and the Issuer that the terms and conditions of the issue and repayment of any such Notes are those contained in this agreement.

The parties agree

               in consideration of, among other things, the mutual promises contained in this agreement:

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                                                                         page 1
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

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1       Definitions and interpretation

        1.1    Definitions

               In this agreement:

               Attorney means an attorney appointed under a Material Document;

               Base Rate means in respect of a Funding Portion and a Payment
               Period:

               (a) the rate percent per annum determined by the OF Manager by taking the rates quoted on the page entitled "BBSW" on the Reuters Monitor System at or about 10.10am (Melbourne time) on the Funding Date by each Reference Bank (provided that at least 4 Reference Banks are quoting) as being its mean buying and selling rate for a bank accepted Bill having a tenor equal to 90 days eliminating one of the highest and one of the lowest mean rates, and then calculating the average of the remaining mean rates and then (if necessary) rounding up the resultant figure to four decimal places; or

               (b) if in respect of any Funding Date the Base Rate cannot be determined because:

                    (1) less than 4 Reference Banks have quoted their relevant rates; or

                    (2) the Payment Period does not equal a tenor in relation to which at least 4 Reference Banks have quoted their relevant rates,

                         on the page entitled "BBSW" on the Reuters Monitor System on the Funding Date, the rate percent per annum calculated by the OF Manager in accordance with paragraph (a) of this definition but by taking the buying and selling rates otherwise quoted by 4 of the Reference Banks on application by the OF Manager, for bank accepted Bills of the same tenor and a face value amount of A$1,000,000 each; or

               (c) if in respect of any Funding Date the Base Rate cannot be determined in accordance with paragraphs (a) or (b) of this definition, the rate percent per annum determined by the OF Manager in good faith to be the rate most nearly approximating the rate that would otherwise have been calculated by the OF Manager in accordance with paragraph
                    (a) of this definition having regard to comparable indices then available in the then current bill market;

               Bill means a bill of exchange as defined in the Bills of Exchange Act 1909 (Cth), but does not include a cheque;

               Business Day means a day on which banks are open for business in Melbourne and Sydney excluding a Saturday, Sunday or public holiday;

               Class A Note has the same meaning as in the Supplementary Bond Terms;

               Class B Note has the same meaning as in the Supplementary Bond Terms;

               Commission has the same meaning as in the Supplementary Bond
               Terms;

               Conditions means the terms and conditions as set out in schedule
               2;

               Designated Rating Agency has the meaning given to it in the Master Trust Deed;

               Dollars, A$ and $ means the lawful currency of the Commonwealth of Australia;
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                                                                         page 2
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               Event of Default means an Event of Default as defined in the Security Trust Deed;

               Exchange Act has the same meaning as in the Supplementary Bond Terms;

               Excluded Tax means any Tax imposed by any jurisdiction on the net income of the Note Holder;

               Facility means the top-up funding facility made available by the Note Holder to the Issuer under this agreement (by purchase of Notes);

               Funding Date means the date on which a Note will be issued (as stipulated in the Funding Notice) and the date on which a Funding Portion is, or is to be, advanced or regarded as advanced to the Issuer under this agreement;

               Funding Notice means a notice given, or to be given, under clauses 4.1 and 4.2;

               Funding Portion means in relation to any Note, the principal amount of that Note to be provided or outstanding at that time (as the case may be);

               Funding Rate means for any Payment Period the rate per cent per annum which is the aggregate of the Base Rate for that Payment Period and the Margin;

               Governmental Agency means any government or any governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity;

               GST has the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999;

               Interest Collections has the meaning given to it in the Supplementary Bond Terms;

               Lending Office means the office of the Note Holder set out on page 1 of this agreement or such other office as notified by the Note Holder under this agreement;

               Loan has the meaning given to it under the Master Trust Deed;

               Loan Redraw Facility has the meaning given to it under the Supplementary Bond Terms;

               Margin means that percentage notified by the OF Manager to the SF Manager on or about the issue of a Note as the margin applicable to that Note;

               Master Trust Deed means the Master Trust Deed dated 4 July 1994 made between Perpetual Limited and ME Portfolio Management Limited and providing for the establishment of a series of separate trusts known collectively as the Superannuation Members' Home Loans Trusts, as amended and restated from time to time;

               Material Documents means:

               (a)  this agreement (including each Note); and

               (d)  the Security Trust Deed; and

               (e)  the Supplementary Bond Terms;

               Mortgage has the meaning given to it under the Master Trust Deed;

               Note means a note issued under clause 2;
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                                                                         page 3

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               Note Holder means Perpetual Limited (in its capacity as trustee of the Origination Fund) or any person entitled to be registered as a Note Holder in accordance with this agreement;

               Officer means:

               (a) in relation to the Issuer and Note Holder, a director, secretary or other person whose title contains the word or words "manager" or "counsel" or "head" or a person performing the functions of any of them; and

               (b) in relation to the SF Manager and OF Manager, a director or a secretary, or a person notified to be an authorised officer of the relevant party;

               Origination Fund means Superannuation Members' Home Loans Origination Fund No. 3;

               Outstanding Moneys means all debts and monetary liabilities of the Issuer to the Note Holder under or in relation to any Material Document, irrespective of whether the debts or liabilities:

               (a)  are present or future;

               (b)  are actual, prospective, contingent or otherwise;

               (c)  are at any time ascertained or unascertained;

               (d) are owed or incurred by or on account of the Issuer alone, or severally or jointly with any other person;

               (e) are owed to or incurred for the account of the Note Holder alone, or severally or jointly with any other person;

               (f) are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account; or

               (g)  comprise any combination of the above;

               Overdue Rate means on any date the rate percent per annum which is the aggregate of 2% per annum and the Funding Rate;

               Payment Date has the meaning given to it under the Supplementary Bond Terms;

               Payment Period means the period from and including the last relevant Payment Date to but excluding the next relevant Payment Date except that the first Payment Period will commence on the relevant Funding Date and the last Payment Period will end on the Termination Date;

               Power means any right, power, authority, discretion or remedy conferred on the Note Holder or OF Manager, or a Receiver or an Attorney by any Transaction Document or any applicable law;

               Principal Collections has the meaning given to it in the Supplementary Bond Terms;

               Principal Outstanding means at any time the aggregate principal amount of all outstanding Funding Portions at that time;

               Reference Bank means any one of Commonwealth Bank of Australia, Westpac Banking Corporation, National Australia Bank Limited and Australia and New Zealand Banking Group Limited;

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                                                                         page 4
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               Register means the register of Note Holders maintained by the Issuer;

               Regulation AB has the meaning given to it in the Supplementary Bond Terms;

               Same Day Funds means bank cheque or other immediately available funds;

               Secured Creditors has the meaning given to it in the Security Trust Deed;

               Securitisation Fund means the Securitisation Fund constituted under the Master Trust Deed known as SMHL Global Fund No. 9;

               Security Trust Deed means the deed in respect of the Securitisation Fund between the Issuer, the SF Manager and Perpetual Trustee Company Limited ABN 42 000 001 007 (as security trustee) and the Bank of New York (as note trustee);

               Supplementary Bond Terms means the Supplementary Bond Terms Notice in respect of the Securitisation Fund and providing the terms of issue of Class A Notes and Class B Notes;

               Tax means:

               (a) any tax (including GST), levy, charge, impost, duty, fee, deduction, compulsory loan or withholding; or

               (b)  any income, stamp or transaction duty, tax or charge,

               which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed on or in respect of any of the above;

               Termination Date means the day which is 1 Business Day prior to the Final Maturity Date as defined in the Supplementary Bond Terms;

               Top-up Loan means, in relation to a Loan, any additional amount advanced under the Loan (other than under a Loan Redraw Facility) and secured by the Mortgage securing the Loan.

               Transaction Document has the meaning given to it in the Master Trust Deed and includes this agreement and any document or agreement entered into or given under it (including Notes);

               Transaction Party means:

               (a)  the Issuer; or

               (b)  the SF Manager.

        1.2    Interpretation

               In this agreement, headings and boldings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

               (a) words importing the singular include the plural and vice versa;

               (b)  words importing a gender include any gender;

               (c) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

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                                                                         page 5
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               (d) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

               (e) a reference to any thing (including, but not limited to, any right) includes a part of that thing;

               (f)  a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

               (g) a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

               (h) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

               (i) a reference to liquidation includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or a similar procedure or, where applicable, changes in the constitution of any partnership or person or death;

               (j) a reference to a party to any document includes that party's successors and permitted assigns;

               (k) a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding whether or not in writing;

               (l) a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits;

               (m) a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind;

               (n) no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision;

               (o) a reference to the drawing, accepting, endorsing or other dealing with or of a Bill refers to a drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909;

               (p) a reference to a body, other than a party to this agreement (including, without limitation, an institute, association or authority), whether statutory or not:

                    (1)  which ceases to exist; or

                    (2) whose powers or functions are transferred to another body,

                    is a reference to the body which replaces it or which substantially succeeds to its powers or functions; and

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                                                                         page 6
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               (q) the Issuer or the Note Holder will only be considered to have knowledge or awareness of, or notice of, a thing, or grounds to believe any thing, by virtue of the officers of the Issuer or the Note Holder having day to day responsibility for the administration of the Origination Fund or the Securitisation Fund (as the case may be) having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of Default and that those events or circumstances constitute an Event of Default.

        1.3    Business Day

               Unless otherwise stipulated in this agreement, where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the succeeding Business Day.

        1.4    Transaction Document

               The parties agree that this agreement and any document or agreement entered into or given under it (including a Note) is a "Transaction Document" for the purposes of the Master Trust Deed.

--------------------------------------------------------------------------------
2       The Notes

        2.1    Application for and Issue of Notes

               (a) The SF Manager may direct that the Issuer issues a Note to the Note Holder by:

                    (1)  directing a Note be issued from the Securitisation
                         Fund;

                    (2)  specifying the principal amount of the Note required;

                    (3) specifying the proposed date and time of issue of the Note; and

                    (4) providing to the Note Holder and the OF Manager a Funding Notice (and a copy to the Issuer) pursuant to clause 4.

               (b) If the SF Manager has directed that the Issuer issues a Note in accordance with clause 2.1(a), the Note Holder must subscribe for the Note as directed by the SF Manager, and the Issuer must, on the terms of this agreement, issue the Note to the Note Holder in consideration for the principal amount provided that the OF Manager and Note Holder have complied with clause 5.1.

               (c) The parties agree that the terms and conditions contained in this agreement, the Supplementary Bond Terms and the Security Trust Deed govern the issue and repayment of the Notes.

        2.2    Acknowledgment of Indebtedness

               The Issuer acknowledges its indebtedness to the Note Holder in respect of each Note issued under this agreement.

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                                                                         page 7
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

        2.3    Obligations under Notes

               (a) The obligations of the Issuer under the Notes are constituted by, and specified in, this agreement and in the Conditions.

               (b)  Each Note is a separate debt of the Issuer.

               (c) The entitlement of any person to a Note is determined by registration as a Note Holder of that Note.

               (d) The making of, or giving effect to, a manifest error in an inscription in the Register will not avoid the creation or transfer of a Note.

        2.4    Ownership of Notes

               (a) A Note may be transferred by the Note Holder to any person in accordance with this agreement.

               (b)  The person whose name is registered as the Note Holder of a
                    Note in the Register will be, and will be treated by the Issuer as, the absolute owner of the Note.

        2.5    Register

               The Issuer must:

               (a)  establish and maintain the Register;

               (b)  enter in the Register in respect of each Note:

                    (1) the principal amount and principal outstanding in respect of each Note;

                    (2) its date of issue and date of redemption and cancellation; and

                    (3) the date on which any person becomes, or ceases to be, a Note Holder.

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3       Top-up Loan

        3.1    Purpose

               The Issuer must, and the SF Manager must cause the Issuer to, use the proceeds of a Funding Portion only to make Top-up Loans.

        3.2    Suspension of the Facility

               (a) The OF Manager may, as the OF Manager in its absolute discretion determines, suspend the Facility at any time and for any period of time after giving notice to the SF Manager and the Issuer.

               (b) Nothing in clause 3.2(a) affects the obligations of the Note Holder to subscribe for Notes in respect of Top-up Loans approved by the OF Manager prior to giving notice in accordance with clause 3.2(a).

               (c) The OF Manager may give notice at any time that it withdraws the suspension.

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                                                                         page 8
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------
4       Funding procedures

        4.1    Delivery of Funding Notice

               If the SF Manager determines that the Issuer requires a Note to be issued, the SF Manager must deliver to the Note Holder and the OF Manager a Funding Notice in accordance with this clause 4.

        4.2    Requirements for a Funding Notice

               A Funding Notice:

               (a) must be in writing in the form of, and specifying the matters set out in, schedule 1;

               (b) must be received by the Note Holder and the OF Manager not later than 12 noon on the Business Day which is the Funding Date; and

               (c)  must be signed by an Officer of the SF Manager.

        4.3    Copy of the Funding Notice

               A copy of each Funding Notice must be provided to the Issuer at the same time it is given to the Note Holder and the OF Manager.

        4.4    Irrevocability of Funding Notice

               The Note Holder and the OF Manager must not decline to provide the funding specified in a Funding Notice. Following the issue of the Funding Notice the Issuer is irrevocably committed to, and the SF Manager is irrevocably committed to cause the Issuer to, issue the relevant Note and to draw Funding Portions from the Note Holder in accordance with the Funding Notice given to the OF Manager and the Note Holder.

        4.5    Notification of Funding Rate

               (a) After the OF Manager has determined the Base Rate for a Payment Period it must promptly notify the Issuer and SF Manager in writing of the Funding Rate for that Payment Period, specifying both the Base Rate and the Margin.

               (b) In the absence of manifest error, each determination of the Base Rate by the OF Manager is conclusive evidence of that rate against the Issuer and the SF Manager.

--------------------------------------------------------------------------------
5       Loan Facility

        5.1    Provision of Funding Portions

               If the SF Manager gives a Funding Notice in accordance with clause 4, then, subject to this agreement (including, without limitation, clause 11), the Note Holder must, and the OF Manager must cause the Note Holder to, provide the relevant Funding Portion under the Facility as payment for the relevant Note in

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                                                                         page 9
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               Same Day Funds in Dollars not later than 12 noon (Melbourne time) on the specified Funding Date and in accordance with that Funding Notice.

        5.2    Repayment

               On each relevant Payment Date and to the extent that during the Payment Period it has not done so, the Issuer must, and the SF Manager must cause the Issuer to:

               (a) repay so much of the Principal Outstanding (to the extent that funds are available from the Securitisation Fund) as the Issuer is required to apply from Interest Collections to repayment of any principal due and payable under any Top-up Funding Facility pursuant to clauses 6.1(a)(14) and 6.1(c)(14) of the Supplementary Bond Terms; and

               (b) repay so much of the Principal Outstanding (to the extent that funds are available from the Securitisation Fund) (after the repayment in clause 5.2(a)) as the Issuer is required to apply from Principal Collections to repayment of any Top-up Principal Outstanding under any Top-up Funding Facility" pursuant to clauses 6.2(a)(5) and 6.2(c)(5) of the Supplementary Bond Terms.

        5.3    Repayment of Outstanding Moneys

               (a) The Principal Outstanding under the Facility must be repaid by the Issuer to the Note Holder:

                    (1)  in full on the Termination Date; and

                    (2) otherwise as specified in, or required under, the Transaction Documents,

                    and the SF Manager must cause the Issuer to do so.

               (b) The Issuer must, and the SF Manager must cause the Issuer to, pay or repay the balance of the Outstanding Moneys in full to the Note Holder on the Termination Date or on such other date on which the Principal Outstanding is, or is required to be, repaid in full.

        5.4    Interest

               (a) On each relevant Payment Date, the Issuer must, and the SF Manager must cause the Issuer to, pay to the Note Holder interest (to the extent that funds are available from the Securitisation Fund) on the Principal Outstanding at the Funding Rate:

                    (1) in relation to any Funding Portion drawn during the current Payment Period, for the period from and including the relevant Funding Date to but excluding the relevant Payment Date; and

                    (2) in relation to the remainder of the Principal Outstanding, for the Payment Period,

                    to the extent to which the Issuer is required to apply from Interest Collections to payment of any interest due under any Top-up Funding Facility pursuant to clauses 6.1(a)(4) and 6.1(c)(4) of the Supplementary Bond Terms.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               (b) If on any relevant Payment Date, interest in respect of the relevant Payment Period is not paid on the whole amount of the Principal Outstanding:

                    (1) that unpaid interest shall accrue interest at the Overdue Rate for the next Payment Period;

                    (2) that unpaid interest and interest accrued under clause 5.4(b)(1) shall become payable on the next relevant Payment Date to the extent to which (after payment of interest under clause 5.4(a)) the Issuer is required to apply from Interest Collections to repayment of interest due under any Top-up Funding Facility pursuant to clause 6.1(a) and 6.1(c) of the Supplementary Bond Terms; and

                    (3) to the extent to which any unpaid interest (including any interest accrued under clause 5.4(b)(1)) remains unpaid after that next relevant Payment Date it will again be subject to clauses 5.4(b)(1) and 5.4(b)(2) for each subsequent Payment Period and relevant Payment Date until it has been paid.

               (c) Interest must be calculated in arrears on daily balances on the basis of a 365 day year and for the actual number of days elapsed during the relevant period.

        5.5    Order of Repayment

               (a) In making repayments under clauses 5.2 and 5.3, the Issuer must, and the SF Manager must cause the Issuer to, apply the amount of the repayment to repay the Principal Outstanding under the Notes in order of the date of issue of the Notes so that the Notes issued earlier in time are repaid first.

               (b) The Note Holder must, and the OF Manager must cause the Note Holder to, apply repayments in accordance with clause 6.3(a).

               (c) The OF Manager must advise the Issuer and the SF Manager in writing of the Notes which have been wholly or partly repaid, the amount of the repayment and the Principal Outstanding under that Note.

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6       Payments

        6.1    Manner of payments

               All payments to the Note Holder under the Material Documents must be made:

               (a)  in Same Day Funds;

               (b)  in Dollars; and

               (c)  not later than 11:00 am (Melbourne time) on the due date,

               to the account of the Note Holder specified by the OF Manager to the Issuer or in such other manner to an account of the Note Holder as the OF Manager directs from time to time.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

        6.2    Payments on a Business Day

               If a payment is due on a day which is not a Business Day, the due date for that payment is the next Business Day and interest must be adjusted accordingly.

        6.3    Appropriation of payments

               (a) All payments made by the Issuer to the Note Holder under this agreement may be appropriated as between principal, interest and other amounts, as the OF Manager in its absolute discretion determines, or, failing any determination, in the following order:

                    (1) first, towards reimbursement of all fees, costs, expenses, charges, damages and indemnity payments incurred or due and owing by the Transaction Parties under the Material Documents;

                    (2) second, towards payment of interest due and payable under the Material Documents; and

                    (3)  third, towards repayment of the Principal Outstanding.

               (b) Any appropriation under clause 6.3(a) overrides any appropriation made by the Issuer.

        6.4    Payments in gross

               All payments which a Transaction Party is required to make under any Material Document must be:

               (a)  without any set-off, counterclaim or condition; and

               (b) without any deduction or withholding for any Tax or any other reason, unless, the Transaction Party is required to make a deduction or withholding by applicable law.

        6.5    Taxation deduction procedures

               If a Transaction Party is required to make a deduction or withholding in respect of Tax from any payment to be made to the Note Holder under any Material Document, then:

               (a) that Transaction Party has no obligation to indemnify the Note Holder against that tax; and

               (b) that Transaction Party must, and in the case of the Issuer, the SF Manager must cause the Issuer to, use its best endeavours to obtain official receipts or other documentation from that Governmental Agency and within 2 Business Days after receipt the Issuer must, and the SF Manager must cause the Issuer to, deliver them to the Note Holder.

        6.6    Amounts payable on demand

               If any amount payable by a Transaction Party under any Material Document is not expressed to be payable on a specified date that amount is payable by the Transaction Party on demand by the Note Holder or OF Manager.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------
7       Representations and warranties

        7.1    By the Issuer

               The Issuer hereby represents and warrants to the OF Manager and Note Holder that:

               (a) (Due Incorporation): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

               (b) (Constitution): the execution delivery and performance of this agreement and any Note does not and will not violate its Constitution;

               (c) (Corporate Power): it has the power and has taken all corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the performance of its obligations thereunder;

               (d) (Filings): it has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in the jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate except;

                    (1) as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or other similar laws affecting creditors' rights generally; and

                    (2) that this representation and warranty does not apply to the filing of ASIC form 309 in relation to the creation of the Charge (as defined in the Security Trust Deed);

               (e) (Legally Binding Obligation): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of it in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust laws or other similar laws affecting creditors' rights generally;

               (f) (Execution, Delivery and Performance): the execution, delivery and performance of this agreement and each Note by it does not violate any existing law or regulation or any document or agreement to which it is a party in either case in its capacity as trustee of the Securitisation Fund or which is binding upon it or any of its assets in its capacity as trustee of the Securitisation Fund;

               (g) (Authorisation): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution and delivery of, and performance of its obligations under, this agreement and any Note have been obtained and are valid and subsisting;

               (h) (Securitisation Fund Validly Created): the Securitisation Fund has been validly created and is in existence at the date of this agreement;

               (i) (Sole Trustee): it has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund;

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               (j) (Master Trust Deed): the Securitisation Fund is constituted pursuant to the Master Trust Deed; and

               (k) (No Proceedings to Remove): no notice has been given to it and to its knowledge no resolution has been passed or direction or notice has been given, removing it as trustee of the Securitisation Fund.

        7.2    By the SF Manager

               The SF Manager hereby represents and warrants to the OF Manager and Note Holder that:

               (a) (Due incorporation): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

               (b) (Constitution): the execution, delivery and performance by it of this agreement and each Note does not and will not violate its Constitution;

               (c) (Corporate power): the SF Manager has the power and has taken all corporate and other action required to enter into this agreement and each Note and to authorise the execution and delivery of this agreement and each Note and the performance of its obligations hereunder;

               (d) (Filings): the SF Manager has filed all corporate notices and effected all registrations with the Australian Securities and Investments Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate;

               (e) (Legally Binding Obligation): this agreement and each Note constitutes or will constitute a valid, legally binding and enforceable obligation of the SF Manager in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, re-organisation, moratorium or trust or other similar laws affecting creditors' rights generally;

               (f) (Execution, Delivery and Performance): the execution, delivery and performance of this agreement and each Note by the SF Manager does not violate any existing law or regulation or any document or agreement to which the SF Manager is a party or which is binding upon it or any of its assets; and

               (g) (Authorisation): all consents, licences, approvals and authorisations of every Government Agency required to be obtained by the SF Manager in connection with the execution, delivery and performance of this agreement and each Note have been obtained and are valid and subsisting.

        7.3    Survival and repetition of representations and warranties

               The representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2:

               (a)  survive the execution of each Transaction Document; and

               (b) are regarded as repeated on each Funding Date with respect to the facts and circumstances then subsisting.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

        7.4    Reliance by the Note Holder and OF Manager

               The Issuer and the SF Manager each acknowledge that the Note Holder and OF Manager have entered into each Transaction Document to which it is a party in reliance on the representations and warranties in, or given under, this agreement including, but not limited to, clauses 7.1 and 7.2.

--------------------------------------------------------------------------------
8       Undertakings

        8.1    Term of undertakings

               Unless the OF Manager otherwise agrees in writing, until the Outstanding Moneys are fully and finally repaid the Issuer and the SF Manager must, at its own cost (but without prejudice to clause 11 in the case of the Issuer), comply with the undertakings in this clause 8.

        8.2    Compliance with Covenants

               The Issuer must and the SF Manager must ensure that the Issuer does comply with all of its covenants and obligations under the Security Trust Deed and Supplementary Bond Terms.

        8.3    Notify Events of Default

               On and from the Termination Date, each of the SF Manager and the Issuer must immediately notify all the other parties to this agreement in writing if it becomes actually aware of the occurrence of any Event of Default and must provide full and complete details in relation thereto immediately upon becoming actually aware of such details.

        8.4    Know your customer

               Subject to any confidentiality, privacy or general trust law obligations owed by the Issuer to Bondholders and any applicable confidentiality or privacy laws, except to the extent those obligations or laws are overridden by applicable anti-money laundering or counter-terrorism financing laws, each party hereto (Information Provider) agrees to provide any information and documents reasonably required by another party hereto (Information Receiver) for the Information Receiver to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. The Information Receiver may, to the extent required by law, decline to perform its affected obligations under the Transaction Documents to which it is a party. Any Information Receiver receiving information and documents pursuant to this clause 8.4 agrees to utilize such information and documents solely for the purpose of complying with applicable anti-money laundering or counter-terrorism financing laws.

        8.5    Compliance with Regulation AB

               In relation to compliance with Regulation AB:

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                                                                        page 15
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               (a) the SF Manager and the Issuer acknowledge and agree that the purpose of this clause 8.5 is to facilitate compliance by the Issuer in relation to the Securitisation Fund with the provisions of Regulation AB and related rules and regulations of the Commission to the extent applicable to the Issuer;

               (b) the SF Manager shall not exercise its right to request delivery of information or other performance under these provisions other than as required to comply with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder, including Regulation AB, with respect to the Securitisation Fund. The SF Manager shall not request the delivery of information or other performance under this clause 8.5 unless the SF Manager is required under the Exchange Act to file an annual report on Form 10-K with respect to the Securitisation Fund. The SF Manager and the Issuer acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the SF Manager in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB; provided that, to the extent the SF Manager and the Issuer do not agree with respect to an interpretation of Regulation AB, the SF Manager and the Issuer shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the SF Manager and the Issuer, addressed to the SF Manager and the Issuer, stating the opinion of such counsel with respect to the interpretation of the relevant provision(s) of Regulation AB; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the SF Manager and the Issuer. In relation to the Securitisation Fund, the Issuer shall cooperate fully with the SF Manager to deliver to the SF Manager (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information within the control of the Issuer or for which the Issuer is responsible necessary in the good faith determination of the SF Manager to permit the SF Manager to comply with the provisions of Regulation AB, together with such disclosures relating to the SF Manager, the Issuer, any Subcontractor of the Issuer, the Loans, the servicing of the Loans or any other servicing activities within the meaning of Item 1122 of Regulation AB, reasonably believed by the SF Manager to be necessary in order to effect such compliance;

               (c) the SF Manager (including any of its assignees or designees) shall cooperate with the Issuer by providing timely notice of requests for information under these provisions following the SF Manager becoming aware that it is required under the Exchange Act to file an annual report on Form 10-K in any year and by reasonably limiting such requests to information required, in the SF Manager's reasonable judgment, to comply with Regulation AB;

               (d) the Issuer acknowledges and agrees that, to the extent the SF Manager reasonably determines, upon consultation with, and to the extent agreed with, the Issuer, that the Issuer is "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                    Regulation AB, the Issuer will comply with the applicable requirements contained in clause 8.5(e) - (i); provided that, to the extent the SF Manager and the Issuer do not agree whether the Issuer is "participating in the servicing function" with respect to one or more Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund, the SF Manager and the Issuer shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the SF Manager and the Issuer, addressed to the SF Manager and the Issuer, stating whether, in the opinion of such counsel, the Issuer is "participating in the servicing function" with respect to such Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the SF Manager and the Issuer;

               (e) on or before September 1 of each calendar year, commencing in 2007, the Issuer shall upon the reasonable request of the
                    Manager:

                    (1) deliver to the SF Manager a report (in form and substance reasonably satisfactory to the SF Manager) regarding the Issuer's assessment of compliance with the Servicing Criteria during the immediately preceding financial year ended June 30, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the SF Manager and signed by an authorized officer of the Issuer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Schedule 3 hereto and addressing, at a minimum, the criteria identified in Schedule 4 hereto as "Applicable Servicing Criteria", but only with respect to such of the Servicing Criteria that the Issuer performs;

                    (2) deliver to the SF Manager a report of a registered public accounting firm reasonably acceptable to the SF Manager that attests to, and reports on, the assessment of compliance made by the Issuer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                    (3) cause each Subcontractor of the Issuer (if any) determined by the Issuer pursuant to clause 8.5 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the SF Manager an assessment of compliance and accountants' attestation as and when provided in clause 8.5(e)(1) and 8.5(e)(2), but only with respect to such of the Servicing Criteria that such Subcontractor of the Issuer performs;

                    An assessment of compliance provided by a Subcontractor of the Issuer pursuant to clause 8.5(e)(3) need not address any elements of the Servicing Criteria other than those specified by the Issuer pursuant to clause 8.5(f), and need only address such of the Servicing Criteria that such Subcontractor performs;

               (f)  in relation to the use of Subcontractors:

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                                                                        page 17
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                    (1) the Issuer shall promptly upon the reasonable request of the SF Manager provide to the SF Manager (or any designee of the SF Manager) a written description (in form and substance satisfactory to the SF Manager) of the role and function of each Subcontractor utilized by the Issuer, specifying:

                         (A)  the identity of each such Subcontractor;

                         (B) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; and

                         (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause 8.5(f)(1)(B);

                    (2) as a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, (i) the Issuer shall cause any such Subcontractor used by the Issuer for the benefit of the SF Manager to comply with the provisions of clauses 8.5(e) - (i), 8.6 and 8.7 of this agreement to the same extent as if such Subcontractor were the Issuer (provided that in the case of a Subcontractor of the Issuer, the obligations of such Subcontractor under clause 8.5(g) will be owed directly to the SF Manager and the Issuer will do all things reasonably necessary to cause the Subcontractor to owe such obligations directly to the SF Manager) and
                         (ii) the Issuer shall obtain the written consent of the SF Manager (which is not to be unreasonably withheld or delayed) to the utilization of such Subcontractor. The Issuer shall be responsible for obtaining from each Subcontractor and delivering to the SF Manager any assessment of compliance and accountants' attestation required to be delivered by such Subcontractor under clause 8.5(e) - (i), in each case as and when required to be delivered;

               (g) the Issuer shall indemnify the SF Manager and shall hold the SF Manager harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that it sustains directly as a result of:

                    (1) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this clause 8.5 by or on behalf of the Issuer, or provided under this clause 8.5 by or on behalf of any Subcontractor of the Issuer (collectively, the "Issuer Information"); provided that in the case of any untrue statement of a material fact contained or alleged to be contained in the accountant's letter, the Issuer will indemnify and hold harmless the SF Manager only to the extent of the sum that the Issuer recovers from the accounting firm providing such accountant's letter (which recovery the Issuer must if the Issuer in good faith determines the Issuer is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that the

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                         Issuer will not indemnify and hold harmless the SF Manager to the extent that the untrue statement of a material fact contained or alleged to be contained in the Issuer Information relates to information provided to the Issuer by the SF Manager or any other party to enable the Issuer to complete its duties under the Transaction Documents; or

                    (2) the omission or alleged omission to state in the Issuer Information a material fact required to be stated in the Issuer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that this clause 8.5(g)(2) shall be construed solely by reference to the Issuer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Issuer Information or any portion thereof is presented together with or separately from such other information; provided, further, that in the case of the omission or alleged omission to state in an accountant's letter a material fact required to be stated in the accountant's letter or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Issuer will indemnify and hold harmless the SF Manager only to the extent of the sum that the Issuer recovers from the accounting firm providing such accountant's letter (which recovery the Issuer must if the Issuer in good faith determines the Issuer is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that the Issuer will not indemnify and hold harmless the SF Manager to the extent that the omission or alleged omission to state in the Issuer Information a material fact required to be stated in the Issuer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, relates to information provided to the Issuer by the SF Manager or any other party to enable the Issuer to complete its duties under the Transaction Documents; or

                    (3) any failure by the Issuer or any Subcontractor of the Issuer to deliver any information, report, certification, accountants' letter or other material when and as required under this clause 8.5, including any failure by the Issuer to disclose any non-compliance with any of the Servicing Criteria in a certification or to identify pursuant to clause 8.5(f) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. In the case of any failure of performance described in clause 8.5(g)(3), the Issuer shall promptly reimburse the SF Manager, for all costs reasonably incurred by the SF Manager in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Issuer or any Subcontractor of the Issuer;

               (h) any failure by the Issuer or any Subcontractor of the Issuer to:

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                    (1) deliver any information, report, certification, accountants' letter or other material when and as required under this clause 8.5, shall, except as provided in clause 8.5(h)(2), immediately and automatically, without notice or grace period, entitle the SF Manager, in its sole discretion:

                         (A) to remove the Issuer or direct the Issuer to remove the Subcontractor of the Issuer from the performance of any activities which the SF Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                         (B) to replace such party with respect to such activities, each at the expense of the Issuer, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to the Issuer; provided that to the extent that any provision of the Transaction Documents expressly provides for the survival of certain rights or obligations following termination of the Issuer, such provision shall be given effect;

                    (2) deliver any information, report, certification or accountants' letter when and as required under clause 8.5(e) - (i) or (except as provided below) any failure by the Issuer to identify pursuant to clause 8.5(f) any Subcontractor of the Issuer "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered, shall entitle the SF Manager, in its sole discretion:

                         (A) to remove the Issuer or direct the Issuer to remove the Subcontractor of the Issuer from the performance of any activities which the SF Manager reasonably determines to constitute "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB; and

                         (B) to replace such party with respect to such activities, in the case of the Issuer or any Subcontractor of the Issuer, at the expense of the Issuer, without payment (notwithstanding anything in the Transaction Documents to the contrary) of any compensation to the Issuer;

                    provided that to the extent that any provision of the Transaction Documents expressly provides for the survival of certain rights or obligations following termination of the Issuer, such provision shall be given effect; and

               (i) the Issuer shall promptly reimburse the SF Manager (or any designee of the SF Manager), for all reasonable expenses incurred by the SF Manager (or such designee), as such are incurred, in connection with the termination of the Issuer and the transfer of servicing activities within the meaning of Item 1122 of Regulation AB to a successor. The provisions of this clause

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9


                    8.5(i) shall not limit whatever rights the SF Manager may have under other provisions of the Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

        8.6    Direction of claims by the SF Manager

               (a) If the Issuer is entitled to recover from the accounting firm providing the accountant's letter referred to in clause 8.5(g) by any action, proceeding, claim or demand (for the purpose of this clause 8.6, a Claim), the Issuer must if the Issuer in good faith determines that it is entitled to do so after taking professional advice pursue such Claim and must promptly notify the SF Manager in writing of such Claim.

               (b) Upon notice to the SF Manager of any such Claim under clause 8.6(a), the SF Manager will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Issuer but approved by the SF Manager subject to the payment by the Issuer of all fees and expenses).

               (c) If the Issuer receives notice from the SF Manager of its election to direct the Claim and the SF Manager approves the legal advisers selected by the Issuer for the purposes of that Claim, the Issuer will not be liable to the SF Manager under this clause 8.6 for any fees or expenses subsequently incurred by the SF Manager in connection with the Claim unless the Issuer does not employ legal advisers approved by or on behalf of the SF Manager to represent the SF Manager within a reasonable time after notice of the Claim.

        8.7    Direction of defence of claims

               (a) If any action, proceeding, claim or demand brought against the SF Manager in connection with (i) any untrue statement of a material fact contained or alleged to be contained in the Issuer Information referred to in clause 8.5(g) or (ii) the omission or alleged omission to state in the Issuer Information a material fact required to be stated in the Issuer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (for the purpose of this clause 8.7, a Claim), the Issuer will have the option to assume the direction of that Claim (including the employment of legal advisers selected by the Issuer but approved by the SF Manager subject to the payment by the Issuer of all fees and expenses).

               (b) If the Issuer notifies the SF Manager in writing of its election to direct the defence of a Claim brought against the Issuer and the SF Manager approves the legal advisers selected by the Issuer for the purposes of the defence of that Claim, the Issuer will not be liable to the SF Manager under this clause 8.7 for any fees or expenses subsequently incurred by the SF Manager in connection with the Claim against the Issuer unless the Issuer does not employ legal advisers approved by or on behalf of the SF Manager to represent the Issuer within a reasonable time after notice of the Claim.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

               (c) If any Claim brought against the Issuer is settled with respect to the Issuer with the consent of the SF Manager or if there is a final judgement against the Issuer in relation to it, the Issuer agrees to indemnify and hold harmless the SF Manager from and against any loss or liability by reason of such settlement or judgement (other than any fees and expenses incurred in circumstances where the Issuer is not liable for them under clause 8.7(b), or any fees and expenses incurred in connection with any Claim brought against the Issuer that is settled with respect to the Issuer or compromised by the Issuer without the consent of the SF Manager (unless the SF Manager has unreasonably withheld its consent)).

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9       Events of Default

        9.1    Effect of Event of Default

               (a) Upon or at any time after the occurrence of an Event of Default the Note Holder or the OF Manager may by notice to the Issuer and the SF Manager declare that the Outstanding Moneys are immediately due and payable.

               (b) The Issuer must and the SF Manager must cause the Issuer to upon receipt of a notice under clause 9.1(a) immediately repay in full the Outstanding Moneys to the Note Holder.

        9.2    Issuer to continue to perform

               (a) If the Note Holder or OF Manager makes any declaration under clause 9.1:

                    (1) the declaration does not affect or diminish the duties and obligations of the Issuer or the SF Manager under the Transaction Documents; and

                    (2) each of the Issuer and the SF Manager must continue to perform its obligations under the Transaction Documents as if the declaration had not been made, subject to any directions that may be given by the Note Holder or the OF Manager from time to time under any Transaction Document.

               (b) Clause 9.2(a) does not affect the obligations of the Issuer or the SF Manager under clause 9.1.

        9.3    Enforcement

               (a) The Material Documents may be enforced without notice to or consent by the Issuer or SF Manager or any other person even if the Note Holder accepts any part of the Outstanding Moneys after an Event of Default or there has been any other Event of Default.

               (b) Neither the Note Holder nor the OF Manager is liable to any Transaction Party for any loss or damage a Transaction Party may suffer, incur or be liable for arising out of or in connection with the Note Holder or OF Manager exercising any Power under any Material Document.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------
10      Increased costs, illegality and yield protection

        10.1   Increased costs

               If the OF Manager determines that the Note Holder is affected by any future, or any change in any present or future, law, regulation, order, treaty, official directive or request (with which, if not having the force of law, compliance is in accordance with the practice of responsible bankers and financial institutions in the jurisdiction concerned) including, but not limited to in respect of:

               (a) any reserve, liquidity, capital adequacy, capital allocation, special deposit or similar requirement; or

               (b) Tax (other than Excluded Tax in respect of the Securitisation Fund) on or in respect of payments made or to be made to the Note Holder under a Material Document,

               or a present or future interpretation or administration of any of them by a Governmental Agency, and that, as a result:

               (c) the effective cost to the Note Holder of making, funding or maintaining the Facility or the Principal Outstanding or performing any of its obligations under or in respect of the Material Documents is in any way directly or indirectly increased; or

               (d) any amount paid or payable to, or received or receivable by, the Note Holder or the effective return to the Note Holder under the Material Documents is in any way directly reduced; or

               (e) the Note Holder is required to make any payment or forego any interest or other return on or calculated by reference to:

                    (1) any sum received or receivable by it under or in respect of the Material Documents in an amount which the OF Manager considers material; or

                    (2) any capital or other amount which is or becomes directly or indirectly allocated by the Note Holder to the Principal Outstanding in an amount which the OF Manager considers material; or

               (b) the Note Holder is restricted in its capacity to enter into, or is prevented from entering into, any other transaction with any consequence referred to in clause 10.1(c), (d) or
                    (e) or with any other cost or loss of return to the Note Holder,

               then, and in each such case:

               (c) when it becomes aware of the relevant result and has calculated or otherwise determined the relevant effects the Note Holder must and the OF Manager must cause the Note Holder to promptly notify each Transaction Party of such event; and

               (d) the Issuer and the SF Manager have no obligation to pay any amount to compensate the Note Holder for such increased cost, reduction, payment or foregone interest or other loss of return.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

        10.2   Illegality

               If any event occurs (including, but not limited to, any change in, or the introduction, implementation, operation or taking effect of, any law, regulation, treaty, order or official directive, or in their interpretation or application by any Governmental Agency) which makes it unlawful, or impracticable for the Note Holder to make, fund or maintain the Principal Outstanding or for the Note Holder or OF Manager to perform its obligations under any Material Documents then:

               (a) the obligations of the Note Holder and the OF Manager under the Material Documents are immediately suspended for the duration of such illegality or other effect; and

               (b) the Note Holder and the OF Manager may, by notice to the Issuer terminate its obligations under the Material Documents; and

               (c) if required by the applicable event, or its effect, or if necessary to prevent or remedy a breach or to comply with any applicable law, regulation, treaty, order or official directive the Issuer must and the SF Manager must cause it to immediately prepay to the Note Holder the Outstanding Moneys of it in full or, if in the OF Manager's opinion delay in prepayment does not compound such breach or affect such compliance, at the end of at least the longer of 30 days and the period ending on the next occurring relevant Payment Date (or such lesser period if the applicable law, regulation, treaty, order or official directive requires) upon prior notice to that effect from the OF Manager.

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11      Trustee Limitation of Liability Protection

        11.1   Limitation of Liability - Issuer

               (a) Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Issuer and SF Manager under this agreement.

               (b) The Issuer enters into this agreement in its capacity as trustee of the Securitisation Fund and in no other capacity (except where the Transaction Documents provide otherwise). Subject to clause 11.1(c) below, a liability of the Issuer arising under or in connection with this agreement or the Securitisation Fund is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets and property of the Securitisation Fund which are available to satisfy the right of the Issuer to be exonerated or indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Securitisation Fund.

               (c) Subject to clause 11.1(c) below, no person (including any Relevant Party) may take action against the Issuer in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                    arrangement of or affecting the Issuer (except in relation to the assets of the Securitisation Fund).

               (d) The provisions of this clause 11.1 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuer's indemnification or exoneration out of the assets of the Securitisation Fund, as a result of the Issuer's fraud, negligence or wilful default.

               (e) It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Securitisation Fund. No act or omission of the Issuer (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of clause 11.1(c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who has been delegated or appointed by the Issuer in accordance with the Transaction Documents to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of a Relevant Party or any other person.

               (f) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement or any other Transaction Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of clause 11.1(c) above.

               (g) In this clause 11.1 Relevant Parties means any party to a Transaction Document other than the Issuer.

               (h) The Issuer is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraph (a) to (e) of this clause 11.1.

        11.2   Limitation of Liability - Note Holder

               (a) Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Note Holder and OF Manager under this agreement.

               (b) The Note Holder enters into this agreement only in its capacity as trustee of the Origination Fund and no other capacity. A liability of the Note Holder arising under or in connection with this agreement is limited to and can be enforced against the Note Holder only to the extent to which it can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's liability applies despite any other provision of this agreement and extends to all liabilities and obligations of the Note Holder in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this agreement.

               (c) The parties other than the Note Holder may not take action against the Note Holder in any capacity other than as trustee of the Origination Fund

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                                                                        page 25

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                    or seek the appointment of a receiver (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

               (d) The provisions of this clause 11.2 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the Master Trust Deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

               (e) It is acknowledged that the OF Manager is responsible under the Master Trust Deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (d) of this clause 11.2 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

               (f) No attorney, agent, receiver or receiver and manager appointed in accordance with this agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (d) of this clause 11.2.

               (g) The Note Holder is not obliged to do or refrain from doing anything under this agreement (including incur any liability) unless the Note Holder's liability is limited in the same manner as set out in paragraph (b)to (f) of this clause 11.2.

        11.3   Wilful Default of the Issuer and the Note Holder

               For the purposes of this agreement the expression "wilful default":

               (a) in relation to the Issuer and the Note Holder, means a wilful default of this agreement by the Issuer or the Note Holder, as the case may be,

                    (1)  other than a default which:

                         (A) arises out of a breach of a Transaction Document by a person other than the Issuer or the Note Holder or any person referred to in paragraph (b) of this clause in relation to the Issuer or the Note Holder;

                         (B) arises because some other act or omission is a precondition to the relevant act or omission of the Issuer or the Note Holder, and that other act or omission does not occur;

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                                                                        page 26
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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                         (C) is in accordance with a lawful court order or direction or is required by law; or

                         (D) is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

                    (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this agreement from the Fund.

               (b) A reference to the "fraud", "negligence" or "wilful default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the Issuer or the Note Holder, as the case may be, and of the officers or employees but not the agents or delegates of the Issuer or the Note Holder, unless the Issuer or the Note Holder is liable for the acts or omissions of such other person under the terms of this agreement.

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12      Indemnities

        12.1   General indemnity

               (a) Subject to clause 11.1 the Issuer, to the extent it is permitted or contemplated under the terms of the Trust Deed, indemnifies on a full indemnity basis (including legal costs and expenses charged at the usual commercial rates of the relevant legal services provider) and out of the property of the Securitisation Fund the Note Holder and OF Manager against any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the Note Holder or OF Manager, as the case may be, or an Attorney of the Note Holder or OF Manager pays, suffers, incurs or is liable for, in respect of any of the following:

                    (1) a Funding Portion required by a Funding Notice, not being made for any reason but excluding any default by the Note Holder or OF Manager, as the case may be;

                    (2)  the occurrence of any Default or Event of Default;

                    (3) the Note Holder or OF Manager, as the case may be, exercising its Powers consequent upon or arising out of the occurrence of any Event of Default.

               (b) Without limitation to the indemnity contained in clause 12.1(a), that indemnity includes the amount determined by the Note Holder or OF Manager, as the case may be, as being incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Note Holder or OF Manager, as the case may be to fund or maintain the Principal Outstanding or the relevant Funding Portion and includes, but is not limited to, loss of margin.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

        12.2   Continuing indemnities and evidence of loss

               (a) Each indemnity of the Issuer contained in this agreement is a continuing obligation of the Issuer, despite:

                    (1)  any settlement of account; or

                    (2)  the occurrence of any other thing,

                    and remains in full force and effect until:

                    (3) all moneys owing, contingently or otherwise, under any of the Material Documents have been paid in full;

                    (4)  the Outstanding Moneys are fully and finally repaid.

               (b) Each indemnity of the Issuer contained in this agreement is an additional, separate and independent obligation of the Issuer and no one indemnity limits the generality of any other indemnity.

               (c) Each indemnity of the Issuer contained in this agreement survives the termination of any Transaction Document.

               (d) A certificate under the hand of an Officer of the OF Manager detailing the amount of any damage, loss, liability, cost, charge, expense, outgoing or payment covered by any indemnity in this agreement is sufficient evidence unless the contrary is proved.

        12.3   Funds available for indemnity

               The obligations of the Issuer under this clause 12 shall be payable solely to the extent that funds are available from time to time for that purpose under clause 6 of the Supplementary Bond Terms.

        12.4   Negligence, wilful default or breach of law

               The indemnities in this clause 12 do not extend to any liability, loss, cost, charge or expense that is finally and judicially determined to result from any negligence, wilful default or breach of law by the other parties to this agreement.

        12.5   Notification from Note Holder or OF Manager

               If the Note Holder or the OF Manager receives written notice of any act, matter or thing which may give rise to a liability, loss, cost, charge or expense in relation to which the Issuer would be required to indemnify it under this clause 12, the Note Holder or the OF Manager (as the case may be) will notify the Issuer of that act, matter or thing giving such details as it is practicable to give as soon as it is reasonably practicable and in any event within 5 Business Days of it coming to its attention, provided that failure to do so will not result in any loss or reduction in the indemnity contained in this clause 12 unless the Issuer has been prejudiced in any material respect by such failure.

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13      Tax, costs and expenses

        13.1   Tax

               (a) The Issuer must and the SF Manager must cause the Issuer to pay any Tax, other than an Excluded Tax in respect of the Securitisation Fund, in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

                    (1)  any Material Document;

                    (2) any agreement or document entered into or signed under any Material Document; and

                    (3) any transaction contemplated under any Material Document or any agreement or document described in clause 13.1(a)(2).

               (b) The Issuer must and the SF Manager must cause the Issuer to pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 13.1(a) except to the extent that the fine, penalty or other cost is caused by the Note Holder's failure to lodge money received from the Issuer before the due date for lodgement.

               (c) The Issuer indemnifies out of the property of the Securitisation Fund the Note Holder against any amount payable under clause 13.1(a) or 13.1(b) or both.

        13.2   Costs and expenses

               The Issuer must and the SF Manager must cause the Issuer to pay all costs and expenses of the Note Holder and the OF Manager and any employee, Officer, agent or contractor of the Note Holder and the OF Manager in relation to:

               (a) the negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of any Material Document or any agreement or document described in clause 13.1(a);

               (b) the enforcement, protection or waiver, or attempted enforcement or protection, of any rights under any Material Document or any agreement or document described in clause 13.1(a),

               (c) the consent or approval of the Note Holder or OF Manager given under any Material Document or any agreement or document described in clause 13.1(a); and

               (d) any enquiry by any Governmental Agency involving a Transaction Party,

               including, but not limited to, any administration costs of the Note Holder or the OF Manager, as the case may be, in connection with the matters referred to in clause 13.2(b) and (d) and any legal costs and expenses (charged at the usual commercial rates of the relevant legal services provider) and any professional consultant's fees for any of the above on a full indemnity basis.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

        13.3   Goods and services tax

               (a) Subject to clause 13.3(b), all amounts referred to in this agreement which are relevant in determining a payment to be made by one party to another are exclusive of GST unless specifically indicated otherwise.

               (b) If a party to this agreement is entitled to be indemnified or reimbursed for any cost or expense incurred by that party, then the indemnity or reimbursement will be calculated by reference to the GST-exclusive amount of that cost or expense, increased by an amount equal to that part of the cost or expense for which the party or its representative member is not entitled to an input tax credit but would be entitled if that entity was entitled to a full input tax credit. For the avoidance of doubt, the amount calculated under this clause 13.3(b) is a GST-exclusive amount.

               (c) If GST is levied or imposed on or in respect of any supply made under or in connection with this agreement for which the consideration is a monetary payment, then the consideration provided for that supply is increased by an amount equal to the consideration multiplied by the rate at which that GST is levied or imposed. This additional amount is payable to the party with the liability to remit GST in the manner and at the time when the consideration to which it relates is payable.

               (d) The recipient of any consideration for a taxable supply (whether in money or otherwise) must provide to the other party a GST tax invoice (or any other thing required under any legislation concerned with GST) in the form required by the A New Tax System (Goods and Services Tax) Act 1999 or that other legislation.

               (e) Where an "adjustment event", as defined in the A New Tax System (Goods and Services Tax) Act 1999 occurs under this Agreement, the parties shall do all things necessary to ensure that the adjustment event may be appropriately recognised, including the issue of an "adjustment note", as that term is defined in that Act.

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14      Interest on overdue amounts

        14.1   Payment of interest

               The Issuer must and the SF Manager must cause the Issuer to pay interest on:

               (a)  any of the Outstanding Moneys due and payable, but unpaid;
                    and

               (b)  on any interest payable but unpaid in accordance with clause
                    5.

        14.2   Accrual of interest

               The interest payable under this clause 14:

               (a) accrues from day to day from and including the due date for payment up to the actual date of payment, before and, as an additional and independent obligation, after any judgment or other thing into which the liability to pay the Outstanding Moneys becomes merged; and

               (b) may be capitalised by the Note Holder on any relevant Payment Date.

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                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

        14.3   Rate of interest

               The rate of interest payable under this clause 14 on any part of the Outstanding Moneys is the higher of:

               (a)  the Overdue Rate; and

               (b) the rate fixed or payable under a judgment or other thing referred to in clause 14.2(a).

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15      Assignment

        15.1   Assignment by Transaction Party

               A Transaction Party must not transfer or assign any of its rights or obligations under any Material Document without the prior written consent of the OF Manager, the Note Holder and each Designated Rating Agency.

        15.2   Assignment by Note Holder and OF Manager

               Neither the Note Holder nor the OF Manager may assign any of its rights or transfer by novation any of its rights and obligations under this agreement without the prior written consent of the other parties. Any such assignment must contain an acknowledgement that the assignee is bound by the provisions of this agreement

        15.3   Assist transfer or assignment

               At the request of the Note Holder or OF Manager, the Issuer and the SF Manager must do any thing including, but not limited to, executing any documents or amending any Material Document, to effect any transfer or assignment under this clause 15.

        15.4   Participation permitted

               The Note Holder and OF Manager may grant by way of sub-participation (being a right to share in the financial effects of this agreement, without any rights against the Issuer) all or part of the Note Holder's or OF Manager's, as the case may be, rights and benefits under this agreement to any other person without having to obtain the consent of or to notify the Issuer or the SF Manager.

        15.5   Lending Office

               (a)  The Note Holder may change its Lending Office at any time.

               (b) The Note Holder must promptly notify the Issuer and the SF Manager of any such change.

        15.6   Disclosure

               Any party may disclose to a proposed assignee, transferee or sub-participant any information relating to any other party or the Transaction Documents whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to that other party.

-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

        15.7   No increase in costs

               If the Note Holder or OF Manager assigns or transfers any of its rights or obligations under any Material Document or changes its Lending Office the Issuer is not required to pay any net increase in the aggregate amount of costs, Taxes, fees or charges which:

               (a) are a direct consequence of the transfer or assignment or change of Lending Office; and

               (b) the Note Holder or OF Manager as the case may be, or its transferee or assignee was aware of or ought reasonably to have been aware of, at the time of the transfer or assignment or change of Lending Office.

--------------------------------------------------------------------------------
16      General

        16.1   Confidential information

               The Note Holder and OF Manager may, for the purpose of exercising any Power, disclose to any person any documents or records of, or information about, any Transaction Document, or the assets, business or affairs of any Transaction Party, whether or not confidential and whether or not the disclosure would be in breach of any law or of any duty owed to any Transaction Party.

        16.2   Performance by Note Holder of obligations

               If a Transaction Party defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Note Holder and OF Manager may, without prejudice to any Power do all things necessary or desirable, in the opinion of the Note Holder or OF Manager, as the case may be, to make good or attempt to make good that default to the satisfaction of the Note Holder or OF Manager, as the case may be.

        16.3   Transaction Party to bear cost

               Without prejudice to clause 11, any thing which must be done by a Transaction Party under any Material Document, whether or not at the request of the Note Holder or OF Manager, must be done at the cost of the Transaction Party.

        16.4   Notices

               (a) Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to any Material Document:

                    (1) must be in legible writing and in English addressed as shown below (or if sent by facsimile, to the facsimile numbers below) and marked to the attention of the following:

                         (A)  if to the Note Holder:

-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                                    Address:    Level 12
                                                123 Pitt Street
                                                Sydney, NSW, 2000

                                    Attention:  Head of Debt Markets / Manager -
                                                Securitisation

                                    Facsimile:  (02) 9221 7870; and

                         (B)  if to the Issuer:

                                    Address:    Level 12
                                                123 Pitt Street
                                                Sydney, NSW, 2000

                                    Attention:  Head of Debt Markets / Manager -
                                                Securitisation

                                    Facsimile:  (02) 9221 7870

                         (C)  if to the SF Manager:

                                    Address:    Level 23,
                                                360 Collins Street,
                                                Melbourne, Victoria 3000

                                    Attention:  Manager - Capital Markets

                                    Facsimile:  (03) 9605 6200; and

                         (D)  if to the OF Manager:

                                    Address:    Level 23,
                                                360 Collins Street,
                                                Melbourne, Victoria 3000

                                    Attention:  Manager - Capital Markets

                                    Facsimile:  (03) 9605 6200;

                         or as specified to the sender by any party by notice;

                    (2) where the sender is a company, must be signed by an Officer or under the common seal of the sender;

                    (3) is regarded as being given by the sender and received by the addressee:

                         (A) if by delivery in person, when delivered to the addressee;

                         (B)  if by post, on delivery to the addressee; or

                         (C) if by facsimile transmission, as long as it is legibly received, when transmitted to the addressee,

                         but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am on the following Business Day;

                    (4) can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender; and

-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                    (5) if to the Note Holder must be copied to the OF Manager and if to the Issuer must be copied to the SF Manager.

               (b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 16.4(a)(3) and informs the sender that it is not legible.

               (c) In this clause 16.4, a reference to an addressee includes a reference to an addressee's Officers, agents or employees.

        16.5   Governing law and jurisdiction

               (a)  This agreement is governed by the laws of New South Wales.

               (b) The parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

        16.6   Prohibition and enforceability

               (a) Any provision of, or the application of any provision of, any Material Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

               (b) Any provision of, or the application of any provision of, any Material Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

        16.7   Waivers

               (a) Waiver of any right arising from a breach of this agreement or of any Power arising upon default under this agreement or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

               (b)  A failure or delay in exercise, or partial exercise, of:

                    (1) a right arising from a breach of this agreement or the occurrence of an Event of Default; or

                    (2) a Power created or arising upon default under this agreement or upon the occurrence of an Event of Default,

                    does not result in a waiver of that right or Power.

               (b) A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this agreement or on a default under this agreement or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

               (c) A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

               (d)  This clause may not itself be waived except by writing.

-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

        16.8   Variation

               A variation of any term of this agreement must be in writing and signed by the parties.

        16.9   Cumulative rights

               The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Note Holder or OF Manager.

        16.10  Attorneys

               Each of the Attorneys executing this agreement states that the Attorney has no notice of the revocation of the power of attorney appointing that Attorney.

        16.11  Binding Obligations

               Each party to this agreement acknowledges that the obligations expressed in this agreement are binding upon it.

        16.12  Winding up of Securitisation Fund

               Prior to the Termination date, neither the Note Holder nor the OF Manager may seek to terminate or wind up the Securitisation Fund as a consequence of any breach of this agreement or any Note by the Issuer or the SF Manager.

        16.13  Termination clause

               This agreement can only be terminated on or after the Termination Date.

        16.14  Counterparts

               (a) This agreement may be executed in any number of counterparts.

               (b)  All counterparts, taken together, constitute 1 instrument.

               (c) A party may execute this agreement by signing any counterpart.

-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------

Schedule 1 - Funding Notice (clause 4.2)


To:     Perpetual Limited
        in its capacity as trustee of the Origination Fund No. 3
        (Note Holder)

        Attention:    Head of Debt Markets/Manager - Securitisation

And:    ME Portfolio Management Limited
        in its capacity as manager of the Origination Fund No. 3
        (OF Manager)

        Attention:    Manager - Capital Markets


--------------------------------------------------------------------------------


We refer to the Top-up Funding Facility Agreement dated [insert date] (Agreement). Pursuant to clause 4 of the Agreement:

(a) We give you notice that we require the Issuer to issue to the Note Holder a Note from SMHL Global Fund No. 9 on [insert date] (Funding
        Date) at [insert date];

(b)     The aggregate principal amount of the Note is: $[insert amount];

(c) The relevant Payment Period is a [Quarterly/Monthly] Payment Period commencing on the Funding Date;

(d) We request that the proceeds be remitted to account number [insert details] at [insert address]/[insert alternative instructions].

Expressions defined in the Agreement have the same meaning when used in this Funding Notice.



Dated:         [insert date]

Signed for and on behalf of
ME Portfolio Management Limited


---------------------------------------
Officer's signature


---------------------------------------
Name (please print)

-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------
Schedule 2 - Conditions





           Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                                PERPETUAL LIMITED
                              (ABN 86 000 431 827)
            in its capacity as trustee of the SMHL Global Fund No. 9

                 of Level l2, 123 Pitt Street, Sydney, NSW, 2000

                                    (Issuer)


whose office for the purposes of payment is at Level 12, 123 Pitt Street, Sydney, New South Wales or such other address as the Issuer may notify to the Note Holder from time to time.



------------------------------------------------------------------------

1        Note

(a) This Note certificate is issued as part of the Notes known as the SMHL Global Fund No. 9. The terms and conditions of the issue of this Note and repayment are constituted by this Note and the Top-up Funding Facility Agreement for the Issue and Repayment of Notes - SMHL Global Fund No. 9 dated [insert date] between the Issuer, the Note Holder, ME Portfolio Management Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street, Melbourne, Victoria in its capacity as manager of the Securitisation Fund (SF Manager) and ME Portfolio Management Limited (ABN 79 005 964 134) of Level 23, 360 Collins Street, Melbourne, Victoria in its capacity as manager of the Origination Fund (OF Manager) (Agreement). Terms defined in the Agreement have the same meaning when used in these Conditions.

(b) Subject to clause 3, the Issuer promises to repay the Note Holder in accordance with the Agreement.

(c) This Note may only be assigned or transferred with the prior written consent of the Issuer and subject to and in accordance with the Agreement.

2        Derivation of payment

         The parties acknowledge that the payments to be made by the Issuer under this Note are derived by it from the receipts from a "mortgage" or "pool of mortgages", as those terms are defined in section 3 of the Duties Act 2000 (Vic).

3        Extent of liability of Issuer

(a) Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Issuer and SF Manager under this Note.

(f) The Issuer issues this Note in its capacity as trustee of the Securitisation Fund and no other capacity (except where the Transaction Documents provide otherwise). Subject to
-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

         paragraph (d) below, a liability of the Issuer arising under or in connection with this Note or the Agreement or the Securitisation Fund is limited to and can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets and property of the Securitisation Fund which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Issuer's liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Issuer in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement or the Securitisation Fund.

(g) Subject to paragraph (d) below, no person (including any Relevant Party) may take action against the Issuer in any capacity other than as trustee of the Securitisation Fund or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Issuer or prove in any liquidation, administration or arrangement of or affecting the Issuer except in relation to the assets of the Securitisation Fund.

(h) The provisions of this clause 3 shall not apply to any obligation or liability of the Issuer to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuer's indemnification or exoneration out of the assets of the Securitisation Fund Issuer, as a result of the Issuer's fraud, negligence or wilful default.

(i) It is acknowledged that the Relevant Parties are responsible under this Note, the Agreement or the other Transaction Documents for performing a variety of obligations relating to the Securitisation Fund. No act or omission of the Issuer (including any related failure to satisfy its obligations under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (d) of this clause 3 above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who has been delegated or appointed by the Issuer in accordance with the Transaction Documents to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of a Relevant Party or any other person.

(j) No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement or any Transaction Document has authority to act on behalf of the Issuer in a way which exposes the Issuer to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Issuer for the purposes of paragraph (d) of this clause 3.

(k) In this clause 3 Relevant Parties means any party to a Transaction Document other than the Issuer.

(l) The Issuer is not obliged to do or refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Issuer's liability is limited in the same manner as set out in paragraphs (b) to (f) of this clause 3.

4       Extent of liability of Note Holder

(a) Clause 26 of the Master Trust Deed applies to the obligations and liabilities of the Note Holder and OF Manager under this Note.

(b) The Note Holder issues this Note only in its capacity as trustee of the Origination Fund and no other capacity. A liability arising under or in connection with this Note or the Agreement is limited to and can be enforced against the Note Holder only to the extent to which it can be satisfied out of property of the Origination Fund out of which the Note Holder is actually indemnified for the liability. This limitation of the Note Holder's

-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

         liability applies despite any other provision of this Note or the Agreement and extends to all liabilities and obligations of the Note Holder in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Note or the Agreement.

(c) The parties other than the Note Holder may not take action against the Note Holder in any capacity other than as trustee of the Origination Fund or seek the appointment of a receiver (except in relation to property of the Origination Fund), a liquidator, an administrator or any similar person to the Note Holder or prove in any liquidation, administration or arrangement of or affecting the Note Holder (except in relation to property of the Origination Fund).

(d) The provisions of this clause 4 shall not apply to any obligation or liability of the Note Holder to the extent that it is not satisfied because under the trust deed establishing the Origination Fund or by operation of law there is a reduction in the extent of the Note Holder's indemnification out of the assets of the Origination Fund, as a result of the Note Holder's fraud, negligence or wilful default.

(e) It is acknowledged that the OF Manager is responsible under the trust deed establishing the Origination Fund for performing a variety of obligations relating to the Origination Fund, including under this Note and the Agreement. No act or omission of the Note Holder (including any related failure to satisfy its obligations or breach of representation or warranty under this Note or the Agreement) will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (d) of this clause 4 to the extent to which the act or omission was caused or contributed to by any failure by the OF Manager or any other person to fulfil its obligations relating to the Origination Fund or by any other act or omission of the OF Manager or any other person.

(f) No attorney, agent, receiver or receiver and manager appointed in accordance with this Note or the Agreement has authority to act on behalf of the Note Holder in a way which exposes the Note Holder to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Note Holder for the purposes of paragraph (d) of this clause 4.

(g) The Note Holder is not obliged to do or refrain from doing anything under this Note or the Agreement (including incur any liability) unless the Note Holder's liability is limited in the same manner as set out in paragraph (b) to (f) of this clause 4.

5        Wilful Default of the Issuer and the Note Holder

For the purposes of this Note the expression "wilful default":

(a) in relation to the Issuer and the Note Holder, means a wilful default of this Note and the Agreement by the Issuer or the Note Holder, as the case may be,

         (1)   other than a default which:

               (A) arises out of a breach of a Transaction Document by a person other than the Issuer or the Note Holder or any person referred to in paragraph (b) of this clause in relation to the Issuer or the Note Holder;

               (B) arises because some other act or omission is a precondition to the relevant act or omission of the Issuer or the Note Holder, and that other act or omission does not occur;

               (C) is in accordance with a lawful court order or direction or is required by law; or
-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9


               (D) is in accordance with an instruction or direction given to it by any person in circumstances where that person is authorised to do so by any Transaction Document; and

         (2) in circumstances where had it not committed that default it would have been entitled to recoupment, reimbursement or a right of indemnity for its costs and expenses (if any) in complying with this Note and the Agreement from the Fund.

(b) A reference to the "fraud", "negligence" or "wilful default" of the Issuer or the Note Holder means the fraud, negligence or wilful default of the Issuer or the Note Holder, as the case may be, and of the officers or employees but not the agents or delegates of the Issuer or the Note Holder, unless the Issuer or the Note Holder is liable for the acts or omissions of such other person under the terms of this Note and the Agreement.



-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------

Schedule 3 - Report on assessment of compliance with Regulation AB servicing criteria



ME Portfolio Management Limited
Level 23
360 Collins Street
Melbourne  VIC  3000




               [________________] (the "Asserting Party") is responsible for assessing compliance as of June 30, [ ] and for the period from [ ] (date of issuance of SMHL Global Fund No. 9) through June 30, [ ] (the "Reporting Period") with the servicing criteria set forth in Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), except for criteria 229.1122(d)[insert section numbers in Regulation AB that are not applicable to Asserting Party] of the CFR, which have not been determined pursuant to the transaction documents for the SMHL Global Fund No. 9 to be, and the Asserting Party has concluded are not, servicing criteria that the Asserting Party performs, or in which the Asserting Party participates, in relation to SMHL Global Fund No. 9 (the "Applicable Servicing Criteria"). This assessment of compliance is provided in relation to SMHL Global Fund No. 9.

               The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria in relation to SMHL Global Fund No. 9.

               [____________], an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.



[NAME OF ASSERTING PARTY]



Date:
        ----------------------------



By:

Name:
      ------------------------------



Title:
        ----------------------------


-------------------------------------------------------------------------------

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------

Schedule 4 - Servicing Criteria to be addressed in assessment of compliance

------------------------------------------------------------------------------- -----------------
 SERVICING CRITERIA                                                             APPLICABLE
                                                                                SERVICING
                                                                                CRITERIA
----------------------- ------------------------------------------------------- -----------------
Reference               Criteria
----------------------- ------------------------------------------------------- -----------------
                        General Servicing Considerations
----------------------- ------------------------------------------------------- -----------------
1122(d)(1)(i)           Policies and procedures are instituted to monitor any
                        performance or other triggers and events of default in
                        accordance with the transaction agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(1)(ii)          If any material servicing activities are outsourced to
                        third parties, policies and procedures are instituted to
                        monitor the third party's performance and compliance
                        with such servicing activities.
----------------------- ------------------------------------------------------- -----------------
1122(d)(1)(iii)         Any requirements in the transaction agreements to
                        maintain a back-up servicer for the mortgage loans are
                        maintained.
----------------------- ------------------------------------------------------- -----------------
1122(d)(1)(iv)          A fidelity bond and errors and omissions policy is in
                        effect on the party participating in the servicing
                        function throughout the reporting period in the
                        amount of coverage required by and otherwise in
                        accordance with the terms of the transaction
                        agreements.
----------------------- ------------------------------------------------------- -----------------
                        Cash Collection and Administration
----------------------- ------------------------------------------------------- -----------------
1122(d)(2)(i)           Payments on mortgage loans are deposited into the
                        appropriate custodial bank accounts and related bank
                        clearing accounts no more than two business days
                        following receipt, or such other number of days
                        specified in the transaction agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(2)(ii)          Disbursements made via wire transfer on behalf of an
                        obligor or to an investor are made only by authorized
                        personnel.
----------------------- ------------------------------------------------------- -----------------
1122(d)(2)(iii)         Advances of funds or guarantees regarding collections,
                        cash flows or distributions, and any interest or other
                        fees charged for such advances, are made, reviewed and
                        approved as specified in the transaction agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(2)(iv)          The related accounts for the transaction, such as cash
                        reserve accounts or accounts established as a form of
                        overcollateralization, are separately maintained (e.g.,
                        with respect to commingling of cash) as set forth in the
                        transaction agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(2)(v)           Each custodial account is maintained at a federally
                        insured depository institution as set forth in the
----------------------- ------------------------------------------------------- -----------------

-------------------------------------------------------------------------------
                                                                        page 42

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

                        transaction agreements. For purposes of this criterion,
                        "federally insured depository institution" with respect
                        to a foreign financial institution means a foreign
                        financial institution that meets the requirements of
                        Rule 13k-1(b)(1) of the Securities Exchange Act.
----------------------- ------------------------------------------------------- -----------------
1122(d)(2)(vi)          Unissued checks are safeguarded so as to prevent
                        unauthorized access.
----------------------- ------------------------------------------------------- -----------------
1122(d)(2)(vii)         Reconciliations are prepared on a monthly basis for all
                        asset-backed securities related bank accounts, including
                        custodial accounts and related bank clearing accounts.
                        These reconciliations are (A) mathematically accurate;
                        (B) prepared within 30 calendar days after the bank
                        statement cutoff date, or such other number of days
                        specified in the transaction agreements; (C) reviewed
                        and approved by someone other than the person who
                        prepared the reconciliation; and (D) contain
                        explanations for reconciling items. These reconciling
                        items are resolved within 90 calendar days of their
                        original identification, or such other number of days
                        specified in the transaction agreements.
----------------------- ------------------------------------------------------- -----------------
                        Investor Remittances and Reporting
----------------------- ------------------------------------------------------- -----------------
1122(d)(3)(i)           Reports to investors, including those to be filed with
                        the Commission, are maintained in accordance with the
                        transaction agreements and applicable Commission
                        requirements. Specifically, such reports (A) are
                        prepared in accordance with timeframes and other terms
                        set forth in the transaction agreements; (B) provide
                        information calculated in accordance with the terms
                        specified in the transaction agreements; (C) are filed
                        with the Commission as required by its rules and
                        regulations; and (D) agree with investors' or the
                        trustee's records as to the total unpaid principal
                        balance and number of mortgage loans serviced by the
                        Servicer.
----------------------- ------------------------------------------------------- -----------------
1122(d)(3)(ii)          Amounts due to investors are allocated and remitted in
                        accordance with timeframes, distribution priority and
                        other terms set forth in the transaction agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(3)(iii)         Disbursements made to an investor are posted within two
                        business days to the Servicer's investor records, or
                        such other number of days specified in the transaction
                        agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(3)(iv)          Amounts remitted to investors per the investor
                        reports agree with cancelled checks, or other form of
                        payment, or custodial bank statements.
----------------------- ------------------------------------------------------- -----------------
                        Pool Asset Administration
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(i)           Collateral or security on mortgage loans is
                        maintained as required by the transaction agreements
                        or related

-------------------------------------------------------------------------------
                                                                        page 43

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9



                        mortgage loan documents.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(ii)          Mortgage loan and related documents are safeguarded as
                        required by the transaction agreements
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(iii)         Any additions, removals or substitutions to the asset
                        pool are made, reviewed and approved in accordance with
                        any conditions or requirements in the transaction
                        agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(iv)          Payments on mortgage loans, including any payoffs, made
                        in accordance with the related mortgage loan documents
                        are posted to the Servicer's obligor records maintained
                        no more than two business days after receipt, or such
                        other number of days specified in the transaction
                        agreements, and allocated to principal, interest or
                        other items (e.g., escrow) in accordance with the
                        related mortgage loan documents.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(v)           The Servicer's records regarding the mortgage loans
                        agree with the Servicer's records with respect to an
                        obligor's unpaid principal balance.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(vi)          Changes with respect to the terms or status of an
                        obligor's mortgage loans (e.g., loan modifications or
                        re-agings) are made, reviewed and approved by
                        authorized personnel in accordance with the
                        transaction agreements and related pool asset
                        documents.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(vii)         Loss mitigation or recovery actions (e.g., forbearance
                        plans, modifications and deeds in lieu of foreclosure,
                        foreclosures and repossessions, as applicable) are
                        initiated, conducted and concluded in accordance with
                        the timeframes or other requirements established by the
                        transaction agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(viii)        Records documenting collection efforts are maintained
                        during the period a mortgage loan is delinquent in
                        accordance with the transaction agreements. Such records
                        are maintained on at least a monthly basis, or such
                        other period specified in the transaction agreements,
                        and describe the entity's activities in monitoring
                        delinquent mortgage loans including, for example, phone
                        calls, letters and payment rescheduling plans in cases
                        where delinquency is deemed temporary (e.g., illness or
                        unemployment).
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(ix)          Adjustments to interest rates or rates of return for
                        mortgage loans with variable rates are computed based
                        on the related mortgage loan documents.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(x)           Regarding any funds held in trust for an obligor (such
                        as escrow accounts): (A) such funds are analyzed, in
                        accordance with the obligor's mortgage loan documents,
                        on at least an annual basis, or such other period
                        specified in the transaction agreements; (B)

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

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

----------------------- ------------------------------------------------------- -----------------
                        interest on such funds is paid, or credited, to
                        obligors in accordance with applicable mortgage loan
                        documents and state laws; and (C) such funds are
                        returned to the obligor within 30 calendar days of full
                        repayment of the related mortgage loans, or such other
                        number of days specified in the transaction agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(xi)          Payments made on behalf of an obligor (such as tax or
                        insurance payments) are made on or before the related
                        penalty or expiration dates, as indicated on the
                        appropriate bills or notices for such payments, provided
                        that such support has been received by the servicer at
                        least 30 calendar days prior to these dates, or such
                        other number of days specified in the transaction
                        agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(xii)         Any late payment penalties in connection with any
                        payment to be made on behalf of an obligor are paid from
                        the servicer's funds and not charged to the obligor,
                        unless the late payment was due to the obligor's error
                        or omission.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
                        specified in the transaction agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible accounts
                        are recognized and recorded in accordance with the
                        transaction agreements.
----------------------- ------------------------------------------------------- -----------------
1122(d)(4)(xv)          Any external enhancement or other support, identified in
                        Item 1114(a)(1) through (3) or Item 1115 of Regulation
                        AB, is maintained as set forth in the transaction
                        agreements.
----------------------- ------------------------------------------------------- -----------------


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

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9

--------------------------------------------------------------------------------

Executed as an agreement:


ISSUER:

Signed for
Perpetual Limited
by its attorney in
the presence of:


  /s/ Simon Oh                            /s/ Jennifer Wu
---------------------------             ---------------------------
  Witness                                 Attorney


  Simon Oh                                Jennifer Wu
---------------------------             ---------------------------
  Name (please print)                     Name (please print)






NOTE HOLDER:

Signed for
Perpetual Limited
by its attorney in
the presence of:


  /s/ Simon Oh                            /s/ Jennifer Wu
---------------------------             ---------------------------
  Witness                                 Attorney


  Simon Oh                                Jennifer Wu
---------------------------             ---------------------------
  Name (please print)                     Name (please print)

-------------------------------------------------------------------------------
                                                                        page 46

                      Top-up Funding Facility Agreement - SMHL Global Fund No. 9



SF MANAGER:

Signed by
ME Portfolio Management Limited
by:

  /s/ Paul Garvey                         /s/ N. Vamvakas
---------------------------             ---------------------------
  Attorney                                Attorney


  Paul Garvey                             N. Vamvakas
---------------------------             ---------------------------
  Name (please print)                     Name (please print)


                                        Witnessed by

                                        /s/ Cara Frances Elsley
                                        ---------------------------
                                        Cara Frances Elsley
                                        Level 23, 360 Collins Street,
                                        Melbourne 3000
                                        An Australian Legal Practitioner
                                        within the meaning of the Legal
                                        Profession Act 2004


OF MANAGER:

Signed by
ME Portfolio Management Limited
by:

  /s/ Paul Garvey                         /s/ N. Vamvakas
---------------------------             ---------------------------
  Attorney                                Attorney


  Paul Garvey                             N. Vamvakas
---------------------------             ---------------------------
  Name (please print)                     Name (please print)


                                        Witnessed by

                                        /s/ Cara Frances Elsley
                                        ---------------------------
                                        Cara Frances Elsley
                                        Level 23, 360 Collins Street,
                                        Melbourne 3000
                                        An Australian Legal Practitioner
                                        within the meaning of the Legal
                                        Profession Act 2004

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